                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                                 Amendment #2

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

                                 July 21, 1997

                            W-W CAPITAL CORPORATION
              (Exact name Registrant as specified in its charter)

                                    Nevada
                (State of other jurisdiction of incorporation)

             0-17757                                 93-0967457
    (Commission File Number)              (IRS Employer Identification No.)


                               3500 JFK Parkway
                                   Suite 202
                             Ft. Collins, CO 80525
                   (Address of Principal Executive Offices,
                              Including Zip Code)

                                (970) 207-1100
                        (Registrant's Telephone Number,
                             Including Area Code)

Securities and Exchange Commission

Form 8-K Amendment #2
July 15, 1997
Page -2-

Item 1.  Change in Control of Registrant
         Not Applicable
Item 2.  Acquisition or Disposition of Assets
         Not Applicable
Item 3.  Bankruptcy or Receivership
         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         On June 25, 1997, Miller and McCollom, Certified Public Accountants, informed W-W Capital Corporation of their resignation as auditor. There have been no adverse opinions or disclaimers of opinion over the two most recent fiscal years or within the subsequent interim period, fiscal year July 1, 1994 through June 30, 1995, fiscal year July 1, 1995 through June 30, 1996 and the interim period July 1, 1996 through June 25, 1997, date of Miller and McCollom's resignation, other then a going concern relative to the recurring losses sustained by the company as reported on Form 10-K filed November 8, 1996, for the fiscal year ended June 30, 1996. There were no other disagreements with the former accountant of any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Nor did any of the events as set forth in Item 304(a)(l)(iv) of Regulation S-K occur within the two most recent fiscal years or within the subsequent interim period, fiscal year July 1, 1994 through June 30, 1995, fiscal year July 1, 1995 through June 30, 1996 and the interim period July 1, 1996 through June 25, 1997, date of Miller and McCollom's resignation. this one year period. On June 26, 1997, the Board of Directors had a special meeting and accepted the resignation of Miller and McCollom. As required by Item 304(a)(3) of Regulation S-K, Miller and McCollom received a copy of this Form 8-K Amendment #2 on the date of filing with the Securities and Exchange Commission and has been requested to respond so that the Registrant can file the response of Miller and McCollom within ten business days after the filing of this Form 8-K Amendment #2.

On June 30, 1997, W-W Capital Corporation engaged Brock and Company Certified Public Accountants, 3500 JFK Parkway, Suite 320, Fort Collins, Colorado, 80525, to serve as the Registrant's independent accountant firm. During the Registrant's two most recent fiscal years or within the subsequent interim period, fiscal year July 1, 1994 through June 30, 1995, fiscal year July 1, 1995 through June 30, 1996 and the interim period July 1, 1996 through June 25, 1997, date of Miller and McCollom's resignation, Brock and Company was not consulted (or someone on its behalf) regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(2) of Regulation S-K) or a reportable event (as described in Item 304(a)(2) of Regulation S-K).

Item 5.  Other Events
         Not Applicable
Item 6.  Resignations of Registrant's Directors
         Not Applicable

Securities & Exchange Commission

Form 8-K Amendment #2
July 15, 1997
Page -3-


Item 7.  Financial Statements of Business Acquired
         Exhibit 16 -  Letter from Miller and McCollom notifying W-W Capital of their resignation as auditor.
                       Letter from W-W Capital accepting Miller and McCollom's resignation as auditor.
                       Letter dated July 7, 1997 from Miller and McCollom agreeing with statements contained in Form 8-K.
                       Letter dated July 15, 1997, from Miller and McCollom agreeing with statements contained in Form 2-K Amendment #1.
                       Letter dated July 21, 1997, from Miller and McCollom agreeing with statements contained in Form 2-K Amendment #2.

Item 8. Change in Fiscal Year
        Not Applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 W-W CAPITAL CORPORATION
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
Date:     July 21, 1997                          By: /s/ Steve Zamzow
      --------------------                           --------------------
                                                     Steve Zamzow
                                                     President, CEO

Date:     July 21, 1997                          By: /s/ Dianne Gano
      --------------------                           --------------------
                                                     Dianne Gano
                                                     Controller
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